_______________________________________________________________________
_______________________________________________________________________



                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                  __________________________________________


                                  FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  December 27, 1995


    _____________________________________________________________________

                        COMMISSION FILE NUMBER 0-17714

    _____________________________________________________________________



                         BIOPOOL INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)




           DELAWARE                                  58-1729436
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)





                            6025 NICOLLE STREET
                         VENTURA, CALIFORNIA 93003
                 (Address of principal executive offices)



                               (805) 654-0643
            (Registrant's telephone number including area code)




_________________________________________________________________________
_________________________________________________________________________

ITEM 5. OTHER EVENTS

    Reference is made to the two press releases of Registrant, issued on December 27, 1995, and December 29, 1995, respectively, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the two press releases are attached to this Form 8-K as Exhibits "A" and "B," respectively.















































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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:       January  5, 1996          BIOPOOL INTERNATIONAL, INC.
       ___________________________    _________________________________
                                      (Registrant)





                                      Michael D. Bick, Ph.D.
                                      _________________________________
                                      Michael D. Bick, Ph.D.
                                      Chief Executive Officer and
                                      Chairman of the Board




























                                     3


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EXHIBIT                            INDEX



Exhibit No.            Description                            Page No.
___________            ___________                            ________


  A                    Press Release, dated December 27, 1995     5

  B                    Press Release, dated December 29, 1995     7










































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                                 EXHIBIT A






CONTACTS: Michael D. Bick, Ph.D.
          Chairman and Chief Executive Officer
          (805) 654-0643

          Lynne P. Farris
          Silverman Heller Associates
          (310) 208-2550


FOR IMMEDIATE RELEASE



        BIOPOOL INTERNATIONAL SETTLES LEGAL ACTIONS


VENTURA, California (December 27, 1995)--Biopool International, Inc. (Nasdaq:BIPL) today announced that the lawsuit filed by Medical Analysis Systems, Inc. (MAS) against Biopool and two of its employees in November 1994, together with the cross-complaint filed by Biopool against MAS and its chairman and the related actions between Biopool and its primary insurance carrier, have been settled.

Under terms of the settlement, Biopool is free to manufacture and sell its Drugs of Abuse Control products, subject to the payment of royalties to MAS, and agrees not to sell two products that have never been commercialized. Biopool will dismiss its counterclaims against MAS and its chairman and will pay $100,000 to MAS, the total of which will be paid by Biopool's insurance carriers.

Michael D. Bick, Ph.D., chairman and chief executive officer of Biopool, stated, "We are very pleased to have come to an acceptable agreement and to put this matter behind us. The two products we have agreed not to manufacture have, in fact, never been commercialized by Biopool, so there is negligible impact on future revenues. The DOA controls, upon which we will pay a royalty, represented less than two percent of 1995 revenues, so any future impact is also considered negligible."

Biopool International, Inc.
Settles Legal Actions
December 27, 1995
Page 2

The Company's primary insurance carrier has agreed to dismiss its claim against Biopool and to continue to reimburse Biopool for approximately 66 percent of its costs of defense in the MAS litigation. Biopool has agreed to assign its insurance company all of its rights against its additional insurance carriers in connection with the reimbursement of its defense costs and could see additional recovery from its primary insurance carrier if it is successful in getting those companies to contribute to these costs.

Dr. Bick continued, "Settlement with our insurance carrier is also a major milestone. We will continue to have some additional legal expenses in the fourth quarter, which we currently estimate will bring our total out-of-pocket costs, net of expected insurance recovery, to approximately $350,000. Given the amount of senior management time spent on litigation in the second half of 1995, I'm pleased we were able to achieve nearly 20-percent revenue growth for the year."

"Biopool will begin 1996 on a solid foundation, unencumbered by the time demands and expense exposure of litigation. Going forward, we are planning for aggressive growth in revenues and profitability," Dr. Bick concluded.

Founded in 1987, Biopool International develops, manufactures and markets a full range of test kits to assess and diagnose disorders of blood coagulation, thrombotic risk factors, fibrinolysis, platelet function and the vascular system, as well as specialty chemistry controls and reagents. The Company's products are sold to hospitals and clinical and reference laboratories on a worldwide basis through an extensive network of distributors.
                              # # #

















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                                 EXHIBIT B


CONTACTS: Michael D. Bick, Ph.D.
          Chairman and Chief Executive Officer
          (805) 654-0643

          Lynne P. Farris
          Silverman Heller Associates
          (310) 208-2550


FOR IMMEDIATE RELEASE



          BIOPOOL INTERNATIONAL PROMOTES DUANE BOBYK
          TO MANAGING DIRECTOR OF CANADIAN SUBSIDIARY


VENTURA, California (December 29, 1995)--Biopool International, Inc. (Nasdaq:BIPL) today announced that Duane Bobyk has been promoted to managing director of Biopool Canada, reporting to the chairman and chief executive officer of Biopool International.

     In his new position, he will manage the Canadian subsidiary of Biopool International and be responsible for all operations. From 1986 to 1995, Mr. Bobyk served as general manager of Biopool Canada, formerly Inter-Haematol, Inc., which was acquired by Biopool International in 1990. In this capacity, he performed marketing functions, managed the manufacturing facility, and established financial controls. Mr. Bobyk earned an M.B.A. in Entrepreneurial Studies from York University in Toronto and a bachelor of arts degree in Political Science from Wilfrid Laurier University in Waterloo, Ontario.

     Michael D. Bick, Ph.D., chairman and chief executive officer of Biopool, stated, "This promotion is in recognition of his contributions to the Company since he joined it in 1986. He possesses in-depth knowledge of our product line, our customers' needs, and the Company's operations in Canada. As this subsidiary continues to grow, it will benefit from Mr. Bobyk's extensive management experience."

     The Company also reported that Andrew Cerskus, Ph.D., has resigned as president and chief operating officer of the Company, effective December 31, 1995, to pursue other business interests outside of clinical diagnostics. He will remain on the Board of Directors and serve as a consultant to assure the smooth continuation of Biopool Canada's business.

Biopool International, Inc.
December 29, 1995
Page 2



     Dr. Bick, who will assume the additional role of president for the time being, commented, "We wish Andrew well in his exciting new business opportunity. He has served us well as president of Biopool Canada since Biopool acquired his privately held company, Inter-Haematol, in 1990, and we will continue to benefit from his knowledge and expertise as a consultant."

     Founded in 1987, Biopool International develops, manufactures and markets a full range of test kits to assess and diagnose disorders of blood coagulation, thrombotic risk factors, fibrinolysis platelet function and the vascular system, as well as specialty chemistry controls and reagents. The Company's products are sold to hospitals and clinical and reference laboratories on a worldwide basis through an extensive network of distributors.
                                  # # #































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